INVESCO EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED DECEMBER 14, 2018 TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

EACH DATED APRIL 9, 2018, AS REVISED MAY 21, 2018,

AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco Wilshire US REIT ETF (WREI)

(the “Fund”)

At a meeting held on December 13, 2018, the Board of Trustees (the “Board”) of the Invesco Exchange-Traded Fund Trust approved the termination and winding down of the Fund, with the liquidation payment to shareholders expected to take place on or about February 27, 2019.

After the close of business on February 12, 2019, the Fund no longer will accept creation orders. The last day of trading in the Fund on NYSE Arca, Inc. (the “Exchange”) will be February 20, 2019. Shareholders should be aware that while the Fund is preparing to liquidate, it will not be pursuing its stated investment objective or engaging in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

Shareholders may sell their holdings of the Fund on the Exchange until market close on February 20, 2019, and may incur typical transaction fees from their broker-dealer. The Fund’s shares will no longer trade on the Exchange after market close on February 20, 2019, and the shares will be subsequently delisted. Shareholders who do not sell their shares of the Fund before market close on February 20, 2019 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, in the cash portion of their brokerage accounts, on or about February 27, 2019.

Shareholders generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares.

Shareholders should call the Fund’s distributor, Invesco Distributors, Inc., at 1-800-983-0903 for additional information.

Please Retain This Supplement For Future Reference.

P-PS-Trust WREI 121418